Exhibit 99.3

THIRD QUARTER 2015

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

3Q 2015 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage	12
Corporate and Other	13

Credit Related Information	14-15

Supplemental Detail
Capital	16
Liquidity	17
Net Interest Margin and Deposits	18
Ally Bank Consumer Mortgage HFI Portfolio	19
Discontinued Operations	20
Per Share-Related Information	21
Supplemental Financial Data	22

3Q 2015 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Net financing revenue (ex. OID)	$981	$927	$860	$835	$936	$55	$46
Total other revenue (ex. OID)	332	218	250	221	375	114	(43)
Total net revenue (ex. OID)	1,313	1,145	1,110	1,056	1,311	169	3
Provision for loan losses	211	140	116	155	102	71	109
Controllable expenses (1)	452	452	469	479	469	(0)	(18)
Other noninterest expenses	222	272	226	193	273	(50)	(50)
Core pre-tax income (2)	$428	$281	$299	$229	$467	$148	$(38)
Core OID amortization expense (3)	11	18	17	42	47	(6)	(35)
Income tax (benefit) expense	144	94	103	36	127	50	17
Income (loss) from discontinued operations	(5)	13	397	26	130	(18)	(135)
Net income	$268	$182	$576	$177	$423	$86	$(155)
Preferred stock dividends	38	1,251	67	68	67	(1,213)	(29)
Net income (loss) available to common shareholders	$230	$(1,069)	$509	$109	$356	$1,299	$(126)

Selected Balance Sheet Data (Period-End)
Total assets	$156,105	$156,472	$153,524	$151,828	$149,195	$(367)	$6,910
Consumer loans	73,380	69,998	65,100	64,044	66,270	3,382	7,110
Commercial loans	34,611	35,175	34,757	35,904	33,248	(564)	1,363
Assets of discontinued operations held-for-sale	-	-	-	634	603	-	(603)
Allowance for loan losses	(1,018)	(974)	(933)	(977)	(1,113)	(44)	95
Deposits	64,041	61,947	60,875	58,222	56,851	2,094	7,190
Common equity (4)	13,786	13,482	14,679	14,144	13,935	304	(149)
Total equity	14,599	14,295	15,934	15,399	15,190	304	(591)

Common Share Count
Weighted average basic (5)	483,073	482,847	482,248	481,861	481,611	226	1,462
Weighted average diluted (5)(6)	484,399	483,687	482,782	483,091	482,506	712	1,893
Issued shares outstanding (period-end)	481,750	481,750	481,503	480,095	479,818	(0)	1,932

Per Common Share Data
Earnings per share (basic) (5)	$0.48	$(2.22)	$1.06	$0.23	$0.74	$2.70	$(0.26)
Earnings per share (diluted) (5)(6)	0.47	(2.22)	1.06	0.23	0.74	2.69	(0.27)
Adjusted earnings per share	0.51	0.46	0.52	0.40	0.53	0.04	(0.03)
Book value per share	30.3	29.7	33.1	32.1	31.7	0.6	(1.4)
Tangible book value per share	28.6	27.9	30.4	29.4	29.0	0.6	(0.4)
Adjusted tangible book value per share (7)	24.3	23.7	23.7	22.7	22.2	0.6	2.1

Select Financial Ratios
Net interest margin (8)	2.7%	2.6%	2.5%	2.4%	2.7%
Cost of funds (incl. OID)	1.8%	1.8%	1.9%	2.0%	2.0%
Cost of funds (excl. OID)	1.7%	1.8%	1.9%	1.9%	1.9%
Adjusted efficiency ratio (9)	44%	46%	48%	50%	49%
Return on average assets (10)	0.7%	0.5%	1.5%	0.5%	1.1%
Return on average total equity (10)	7.4%	4.8%	14.9%	4.6%	11.2%
Return on average tangible common equity (10)	6.8%	n/m	14.2%	3.1%	10.3%
Core ROTCE (9)(10)	9.2%	8.2%	9.1%	7.1%	9.1%

Capital Ratios (11)
Common Equity Tier 1 (CET1) capital ratio (Tier 1 common prior to 1Q15) (12)	10.0%	9.8%	10.9%	9.6%	9.7%
Tier 1 capital ratio	12.0%	11.7%	13.2%	12.5%	12.7%
Total capital ratio	12.9%	12.6%	14.1%	13.2%	13.5%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances

(4) Includes common stock and paid-in capital, treasury stock, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that vested but were not yet issued

(6) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the three months ended June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(7) For more details refer to page 21

(8) Continuing operations only. Excludes OID amortization expense

(9) For more details refer to page 22

(10) Return metrics are annualized

(11) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital; all data prior to that date is based on Basel I rules

(12) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 16 for additional details

3Q 2015 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,166	$1,118	$1,074	$1,112	$1,114	$48	$52
Interest on loans held-for-sale	2	14	24	-	-	(12)	2
Interest and dividends on available-for-sale investment securities	102	93	88	85	94	9	8
Interest-bearing cash	2	2	2	2	2	-	-
Operating leases	830	860	896	905	899	(30)	(69)
Total financing revenue and other interest income	2,102	2,087	2,084	2,104	2,109	15	(7)
Interest expense
Interest on deposits	181	177	172	169	166	4	15
Interest on short-term borrowings	13	12	11	12	12	1	1
Interest on long-term debt	410	419	429	491	493	(9)	(83)
Total interest expense	604	608	612	672	671	(4)	(67)
Depreciation expense on operating lease assets	528	563	622	633	549	(35)	(21)
Net financing revenue	970	916	850	799	889	54	81
Other revenue
Servicing fees	12	10	10	9	6	2	6
Insurance premiums and service revenue earned	236	237	233	243	246	(1)	(10)
Gain on mortgage and automotive loans, net	(2)	1	46	1	-	(3)	(2)
Loss on extinguishment of debt	-	(156)	(198)	(156)	-	156	-
Other gain on investments, net	6	45	55	52	45	(39)	(39)
Other income, net of losses	80	74	97	66	78	6	2
Total other revenue	332	211	243	215	375	121	(43)
Total net revenue	1,302	1,127	1,093	1,014	1,264	175	38
Provision for loan losses	211	140	116	155	102	71	109
Noninterest expense
Compensation and benefits expense	235	236	255	237	241	(1)	(6)
Insurance losses and loss adjustment expenses	61	122	56	57	97	(61)	(36)
Other operating expenses	378	366	384	378	404	12	(26)
Total noninterest expense	674	724	695	672	742	(50)	(68)
Income (loss) from continuing operations before income tax expense	417	263	282	187	420	154	(3)
Income tax (benefit) expense from continuing operations	144	94	103	36	127	50	17
Net income from continuing operations	273	169	179	151	293	104	(20)
Income (loss) from discontinued operations, net of tax	(5)	13	397	26	130	(18)	(135)
Net income (loss)	$268	$182	$576	$177	$423	$86	$(155)

(1) Includes other interest income, net

3Q 2015 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2015	9/30/2014
Cash and cash equivalents
Noninterest-bearing	$1,666	$1,739	$1,552	$1,348	$1,318	$(73)	$348
Interest-bearing	3,561	4,119	6,084	4,228	4,381	(558)	(820)
Total cash and cash equivalents	5,227	5,858	7,636	5,576	5,699	(631)	(472)
Federal funds sold and securities purchased under resale agreements	-	-	50	-	-	-	-
Investment securities	18,758	19,142	17,829	16,137	16,714	(384)	2,044
Loans held-for-sale, net	37	1,438	1,559	2,003	3	(1,401)	34
Finance receivables and loans, net
Finance receivables and loans, net	107,991	105,173	99,857	99,948	99,518	2,818	8,473
Allowance for loan losses	(1,018)	(974)	(933)	(977)	(1,113)	(44)	95
Total finance receivables and loans, net	106,973	104,199	98,924	98,971	98,405	2,774	8,568
Investment in operating leases, net	17,292	17,950	19,021	19,510	19,341	(658)	(2,049)
Premiums receivables and other insurance assets	1,794	1,759	1,722	1,695	1,678	35	116
Other assets	6,024	6,126	6,783	7,302	6,752	(102)	(728)
Assets of operations held-for-sale	-	-	-	634	603	-	(603)
Total assets	$156,105	$156,472	$153,524	$151,828	$149,195	$(367)	$6,910

Liabilities
Deposit liabilities
Noninterest-bearing	$91	$89	$79	$64	$73	$2	$18
Interest-bearing	63,950	61,858	60,796	58,158	56,778	2,092	7,172
Total deposit liabilities	64,041	61,947	60,875	58,222	56,851	2,094	7,190
Short-term borrowings	5,378	10,013	6,447	7,062	5,255	(4,635)	123
Long-term debt	67,461	65,852	65,760	66,558	67,299	1,609	162
Interest payable	437	418	440	477	542	19	(105)
Unearned insurance premiums and service revenue	2,438	2,417	2,374	2,375	2,369	21	69
Accrued expense and other liabilities	1,751	1,530	1,694	1,735	1,689	221	62
Total liabilities	$141,506	$142,177	$137,590	$136,429	$134,005	$(671)	$7,501

Equity
Common stock and paid-in capital (1)	$21,066	$21,053	$21,033	$21,038	$21,022	$13	$44
Preferred stock	813	813	1,255	1,255	1,255	-	(442)
Accumulated deficit	(7,158)	(7,388)	(6,319)	(6,828)	(6,937)	230	(221)
Accumulated other comprehensive (loss) income	(122)	(183)	(35)	(66)	(150)	61	28
Total equity	14,599	14,295	15,934	15,399	15,190	304	(591)
Total liabilities and equity	$156,105	$156,472	$153,524	$151,828	$149,195	$(367)	$6,910

(1) Includes Treasury stock

3Q 2015 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Assets	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2015	9/30/2014
Interest-bearing cash and cash equivalents	$3,667	$4,013	$4,402	$4,293	$3,867	$(346)	$(200)
Federal funds sold and securities purchased under resale agreements	-	1	7	-	-	(1)	-
Investment securities	17,745	17,078	15,904	15,439	16,182	667	1,563
Loans held-for-sale, net	111	1,493	1,947	25	3	(1,382)	108
Total finance receivables and loans, net (2)	105,604	101,962	98,843	101,272	100,089	3,642	5,515
Investment in operating leases, net	17,519	18,520	19,405	19,479	19,114	(1,001)	(1,595)
Total interest earning assets	144,646	143,067	140,508	140,508	139,255	1,579	5,391
Noninterest-bearing cash and cash equivalents	1,563	1,337	1,825	1,757	1,688	226	(125)
Other assets (3)	9,855	9,670	9,793	10,078	10,323	185	(468)
Allowance for loan losses	(988)	(953)	(969)	(1,113)	(1,174)	(35)	186
Total assets	$155,076	$153,121	$151,157	$151,230	$150,092	$1,955	$4,984

Liabilities
Interest-bearing deposit liabilities	$62,810	$61,242	$59,391	$57,332	$56,301	$1,568	$6,509
Short-term borrowings	6,745	6,057	6,280	6,258	6,187	688	558
Long-term debt (4)	67,028	66,551	65,168	67,884	67,687	477	(659)
Total interest-bearing liabilities (4)	136,583	133,850	130,839	131,474	130,175	2,733	6,408
Noninterest-bearing deposit liabilities	91	81	73	68	75	10	16
Other liabilities (3)	3,971	4,538	4,548	4,432	4,856	(567)	(885)
Total liabilities	$140,645	$138,469	$135,460	$135,974	$135,106	$2,176	$5,539

Equity
Total equity	$14,431	$14,652	$15,697	$15,256	$14,986	$(221)	$(555)
Total liabilities and equity	$155,076	$153,121	$151,157	$151,230	$150,092	$1,955	$4,984

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: Average balance includes $1,322 million and $1,411 million related to original issue discount at September 2015 and September 2014, respectively

3Q 2015 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Automotive Finance	$347	$401	$331	$310	$415	$(54)	$(68)
Insurance	40	15	78	86	60	25	(20)
Dealer Financial Services	387	416	409	396	475	(29)	(88)
Mortgage	7	8	69	21	(3)	(1)	10
Corporate and Other (ex. OID) (1)	34	(143)	(179)	(188)	(5)	178	40
Core pre-tax income (2)	$428	$281	$299	$229	$467	$148	$(38)
Core OID amortization expense (3)	11	18	17	42	47	(6)	(35)
Income tax expense	144	94	103	36	127	50	17
Income from discontinued operations	(5)	13	397	26	130	(18)	(135)
Net income	$268	$182	$576	$177	$423	$86	$(155)

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Ally Corporate Finance business, certain equity investments and reclassifications, eliminations between the reportable operating segments, and overhead previously allocated to operations that have since been sold or discontinued

(2) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange OID amortization expense

(3) Includes accelerated OID expense of $7 million in 2Q15, $7 million in 1Q15 and $6 million in 4Q14 due to debt redemption

3Q 2015 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Net financing revenue
Consumer	$833	$785	$745	$770	$774	$48	$59
Commercial	228	235	238	252	246	(7)	(18)
Loans held-for-sale	2	14	19	-	-	(12)	2
Operating leases	830	860	896	905	899	(30)	(69)
Other interest income	2	2	2	2	3	-	(1)
Total financing revenue and other interest income	1,895	1,896	1,900	1,929	1,922	(1)	(27)
Interest expense	497	483	469	529	523	14	(26)
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	633	671	691	683	654	(39)	(21)
Remarketing gains	(105)	(108)	(69)	(50)	(105)	3	(0)
Total depreciation expense on operating lease assets	528	563	622	633	549	(35)	(21)
Net financing revenue	870	850	809	767	850	20	20
Other revenue
Servicing fees	12	10	10	9	6	2	6
Gain/(loss) on automotive loans, net	(2)	(6)	(15)	4	6	4	(8)
Other income	53	51	57	56	57	2	(4)
Total other revenue	63	55	52	69	69	8	(6)
Total net revenue	933	905	861	836	919	28	14
Provision for loan losses	201	132	127	175	109	69	92
Noninterest expense
Compensation and benefits	121	123	126	113	112	(2)	9
Other operating expenses	264	249	277	238	283	15	(19)
Total noninterest expense	385	372	403	351	395	13	(10)
Income before income tax expense	$347	$401	$331	$310	$415	$(54)	$(68)

Memo: Net lease revenue
Operating lease revenue	$830	$860	$896	$905	$899	$(30)	$(69)
Depreciation expense on operating lease assets (ex. remarketing)	633	671	691	683	654	(38)	(21)
Remarketing gains	(105)	(108)	(69)	(50)	(105)	3	(0)
Total depreciation expense on operating lease assets	528	563	622	633	549	(35)	(21)
Net lease revenue	$302	$297	$274	$272	$350	$5	$(48)

Balance Sheet (Period-End)
Cash, trading and investment securities	$32	$33	$34	$32	$34	$(1)	$(2)
Loans held-for-sale	-	1,356	1,500	1,515	-	(1,356)	-
Finance receivables and loans, net:
Consumer loans	63,503	60,717	57,379	56,535	58,659	2,786	4,844
Commercial loans (1)	32,345	33,044	32,770	34,039	31,510	(699)	835
Allowance for loan losses	(852)	(815)	(778)	(783)	(783)	(37)	(69)
Total finance receivables and loans, net	94,996	92,946	89,371	89,791	89,386	2,050	5,610
Investment in operating leases, net	17,292	17,950	19,021	19,510	19,341	(658)	(2,049)
Other assets	1,523	1,322	1,223	1,706	1,573	201	(50)
Assets of operations held-for-sale	-	-	-	634	603	-	(603)
Total assets	$113,843	$113,607	$111,149	$113,188	$110,937	$236	$2,906

(1) Includes intercompany

3Q 2015 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

U.S. Market	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Light vehicle sales (SAAR - units in millions)	17.8	17.1	16.7	16.8	16.7	0.7	1.1
Light vehicle sales (quarterly - units in millions)	4.5	4.5	3.9	4.1	4.2	(0.0)	0.3
GM market share	17.6%	18.1%	17.4%	17.9%	17.7%
Chrysler market share	12.7%	12.7%	12.8%	13.1%	12.6%

U.S. Consumer Originations (1) ($ in billions)
GM new retail subvented	$0.7	$0.7	$0.5	$0.5	$1.8	$0.0	$(1.1)
GM new retail standard	2.8	2.6	2.0	1.9	1.9	0.2	0.9
Chrysler new retail	1.3	1.3	1.0	0.8	1.0	(0.0)	0.3
New growth	1.3	1.3	1.0	0.7	0.9	0.0	0.4
Lease	1.0	1.0	1.6	2.4	3.0	0.1	(2.0)
Used	3.9	4.0	3.6	2.7	3.2	(0.1)	0.7
Total originations	$11.1	$10.8	$9.8	$9.0	$11.8	$0.3	$(0.7)

U.S. Consumer Penetration
GM	16.3%	16.4%	20.7%	22.9%	30.9%
Chrysler	13.9%	13.7%	11.3%	10.6%	11.3%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$27.5	$28.3	$28.3	$29.7	$27.3	$(0.8)	$0.2
Other dealer loans	4.8	4.7	4.5	4.3	4.2	0.1	0.6
Total Commercial outstandings	$32.3	$33.0	$32.8	$34.0	$31.5	$(0.7)	$0.8

U.S. Floorplan Penetration (2)
GM penetration	62.5%	63.2%	63.2%	63.8%	63.4%
Chrysler penetration	43.1%	44.3%	44.5%	44.1%	43.8%

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	65,363	64,123	65,060	70,969	79,280	1,240	(13,917)
Average gain per vehicle	$1,611	$1,686	$1,067	$705	$1,327	$(75)	$284
Total gains ($ in millions)	$105	$108	$69	$50	$105	$(3)	$0

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Penetration rates are based on the trailing four month average for the quarter

3Q 2015 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Net financing revenue
Interest and dividends on investment securities	$26	$25	$23	$21	$28	$1	$(2)
Interest bearing cash	2	2	2	1	2	-	-
Total financing revenue and other interest revenue	28	27	25	22	30	1	(2)
Interest expense	12	13	13	13	14	(1)	(2)
Net financing revenue	16	14	12	9	16	2	-
Other revenue
Insurance premiums and service revenue earned	236	237	233	243	246	(1)	(10)
Other gain/(loss) on investments, net	(5)	29	33	36	39	(34)	(44)
Other income, net of losses	2	2	2	1	2	-	-
Total other revenue	233	268	268	280	287	(35)	(54)
Total net revenue	249	282	280	289	303	(33)	(54)
Noninterest expense
Compensation and benefits expense	18	16	19	17	15	2	3
Insurance losses and loss adjustment expenses	61	122	56	57	97	(61)	(36)
Other operating expenses	130	129	127	129	131	1	(1)
Total noninterest expense	209	267	202	203	243	(58)	(34)
Income (loss) from cont. ops before income tax expense	$40	$15	$78	$86	$60	$25	$(20)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$236	$237	$233	$243	$246	$(1)	$(10)
Investment income	9	41	43	44	53	(32)	(44)
Other income	4	4	4	2	4	-	-
Total insurance premiums and other income	249	282	280	289	303	(33)	(54)
Expense
Insurance losses and loss adjustment expenses	61	122	56	57	97	(61)	(36)
Acquisition and underwriting expenses
Compensation and benefit expense	18	16	19	17	15	2	3
Insurance commission expense	95	95	93	95	95	0	0
Other expense	35	34	34	34	36	1	(1)
Total acquisition and underwriting expense	148	145	146	146	146	3	2
Total expense	209	267	202	203	243	(58)	(34)
Income (loss) from cont. ops before income tax expense	$40	$15	$78	$86	$60	$25	$(20)

Balance Sheet (Period-End)
Cash, trading and investment securities	$4,991	$5,312	$5,327	$5,313	$5,296	$(321)	$(305)
Premiums receivable and other insurance assets	1,805	1,769	1,732	1,706	1,688	36	117
Other assets	201	179	183	171	194	22	7
Total assets	$6,997	$7,260	$7,242	$7,190	$7,178	$(263)	$(181)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services (1)	$254	$263	$239	$248	$265	$(9)	$(11)
Corporate	0	0	0	0	0	0	(0)
Total written premiums and revenue (1)	$254	$263	$239	$248	$265	$(9)	$(11)

Loss ratio	25.7%	51.2%	23.8%	23.1%	39.3%
Underwriting expense ratio	62.0%	61.0%	62.1%	59.9%	59.1%
Combined ratio	87.7%	112.2%	85.9%	83.0%	98.4%

(1) Excludes Canadian Personal Lines business, which is in runoff

3Q 2015 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Net financing revenue
Total financing revenue and other interest income	$81	$70	$70	$65	$68	$11	$13
Interest expense	61	55	55	57	59	6	2
Net financing revenue	20	15	15	8	9	5	11
Gain on mortgage loans, net	9	4	66	-	-	5	9
Other income, net of losses	1	2	2	4	-	(1)	1
Total other revenue	10	6	68	4	-	4	10
Total net revenue	30	21	83	12	9	9	21
Provision for loan losses	6	3	(5)	(14)	(7)	3	13
Noninterest expense
Compensation and benefits expense	3	2	3	2	3	1	-
Representation and warranty expense	(3)	(9)	-	(11)	-	6	(3)
Other operating expense	17	17	16	14	16	0	1
Total noninterest expense	17	10	19	5	19	7	(2)
Income (loss) from cont. ops before income tax expense	$7	$8	$69	$21	$(3)	$(1)	$10

Balance Sheet (Period-End)
Loans held-for-sale	$-	$46	$42	$452	$3	$(46)	$(3)
Finance receivables and loans, net:
Consumer loans	9,770	9,212	7,653	7,474	7,595	558	2,175
Allowance for loan losses	(119)	(119)	(119)	(152)	(283)	-	164
Total finance receivables and loans, net	9,651	9,093	7,534	7,322	7,312	558	2,339
Other assets (1)	121	110	118	110	87	11	34
Total assets	$9,772	$9,249	$7,694	$7,884	$7,402	$523	$2,370

(1) Includes derivative assets which are reflected on a gross basis on the balance sheet, assets of discontinued operations held-for-sale and other assets

3Q 2015 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Net financing revenue
Total financing revenue and other interest income	$98	$94	$89	$88	$89	$4	$9
Interest expense
Core original issue discount amortization (1)	11	11	10	36	47	1	(35)
Other interest expense	23	46	65	37	28	(24)	(6)
Total interest expense	34	57	75	73	75	(23)	(41)
Net financing revenue	64	37	14	15	14	27	50
Other revenue
Loss on extinguishment of debt	-	(156)	(198)	(156)	-	156	-
Other gain on investments, net	11	16	22	16	6	(5)	5
Other income, net of losses (2)	15	22	31	2	13	(7)	2
Total other (loss) revenue	26	(118)	(145)	(138)	19	144	7
Total net revenue	90	(81)	(131)	(123)	33	171	57
Provision for loan losses	4	5	(6)	(6)	-	(1)	4
Noninterest expense
Compensation and benefits expense	93	95	107	105	111	(2)	(18)
Other operating expense (3)	(30)	(20)	(36)	8	(26)	(10)	(4)
Total noninterest expense	63	75	71	113	85	(12)	(22)
Loss from cont. ops before income tax expense	$23	$(161)	$(196)	$(230)	$(52)	$184	$75

Balance Sheet (Period-End)
Cash, trading and investment securities	$18,962	$19,655	$20,154	$16,368	$17,083	$(693)	$1,879
Loans held-for-sale	37	36	17	36	-	1	37
Finance receivables and loans, net
Consumer loans	107	69	68	35	16	38	91
Commercial loans (4)	2,266	2,131	1,987	1,865	1,738	135	528
Allowance for loan losses	(47)	(40)	(36)	(42)	(47)	(7)	-
Total finance receivables and loans, net	2,326	2,160	2,019	1,858	1,707	166	619
Other assets	4,168	4,505	5,249	5,304	4,888	(337)	(720)
Total assets	$25,493	$26,356	$27,439	$23,566	$23,678	$(863)	$1,815

OID Amortization Schedule (5)		2015	2016	2017 and After
Remaining Core OID Amortization (as of 9/30/2015)		$12	$55	Avg = $52/yr

(1) Does not include accelerated OID expense of $7 million in 2Q15, $7 million in 1Q15 and $6 million in 4Q14, which is reflected in other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $168 million for 3Q15, $161 million for 2Q15, $181 million for 1Q15, $167 million for 4Q14, and $172 million in 3Q14. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

3Q 2015 Preliminary Results	13

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Ending loan balance	$107,990	$105,172	$99,856	$99,947	$99,517	$2,818	$8,473
30+ Accruing DPD	$1,754	$1,474	$1,157	$1,607	$1,452	$280	$301
30+ Accruing DPD %	1.6%	1.4%	1.2%	1.6%	1.5%
Non-performing loans (NPLs)	$637	$642	$593	$645	$621	$(6)	$16
Net charge-offs (NCOs)	$161	$100	$150	$170	$149	$61	$12
Net charge-off rate (2)	0.6%	0.4%	0.6%	0.7%	0.6%

Provision for loan losses	$211	$140	$116	$155	$102	$71	$109
Allowance for loan losses (ALLL)	$1,018	$974	$933	$977	$1,113	$44	$(95)

ALLL as % of Loans (3)	0.9%	0.9%	0.9%	1.0%	1.1%
ALLL as % of NPLs (3)	159.9%	151.6%	157.5%	151.5%	179.2%
ALLL as % of NCOs (3)	158.2%	243.8%	155.0%	143.5%	186.8%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,656	$1,389	$1,076	$1,543	$1,338	$267	$318
% of retail contract $ outstanding	2.60%	2.29%	1.87%	2.73%	2.28%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$156	$96	$132	$160	$137	$61	$19
% of avg. HFI assets	1.01%	0.65%	0.93%	1.10%	0.93%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$0	$1	$(1)	$(0)	$0	$(1)	$(0)
% of avg. HFI assets	0.00%	0.01%	-0.01%	0.00%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

3Q 2015 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Allowance for loan losses	$804	$767	$711	$685	$693	$37	$111
Total consumer loans (2)	$63,610	$60,786	$57,447	$56,570	$58,675	$2,824	$4,936
Coverage ratio	1.3%	1.3%	1.2%	1.2%	1.2%

Commercial
Allowance for loan losses	$48	$48	$67	$98	$90	$0	$(42)
Total commercial loans	$32,322	$33,026	$32,753	$34,022	$31,492	$(704)	$830
Coverage ratio	0.1%	0.1%	0.2%	0.3%	0.3%

Mortgage (1)
Consumer
Allowance for loan losses	$119	$119	$119	$152	$283	$0	$(164)
Total consumer loans	$9,769	$9,211	$7,652	$7,473	$7,594	$558	$2,175
Coverage ratio	1.2%	1.3%	1.6%	2.0%	3.7%

Corporate and Other (1)(3)
Allowance for loan losses	$47	$40	$36	$42	$47	$6	$(0)
Total commercial loans	$2,289	$2,149	$2,004	$1,882	$1,756	$140	$533
Coverage ratio	2.0%	1.9%	1.8%	2.2%	2.7%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(2) Includes $107 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 3Q15, $69 million in 2Q15, $68 million in 1Q15, $35 million in 4Q14, and $16 million in 3Q14

(3) Includes Insurance

3Q 2015 Preliminary Results	15

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition			Basel I
Capital (1)	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Risk-weighted assets	$133.8	$134.0	$130.1	$130.6	$128.2	$(0.2)	$5.6

Common Equity Tier 1 (CET1) capital ratio (Tier 1 common prior to 1Q15)	10.0%	9.8%	10.9%	9.6%	9.7%
Tier 1 capital ratio	12.0%	11.7%	13.2%	12.5%	12.7%
Total capital ratio	12.9%	12.6%	14.1%	13.2%	13.5%

Tangible common equity / Tangible assets	8.8%	8.6%	9.5%	9.3%	9.3%
Tangible common equity / Risk-weighted assets	10.3%	10.0%	11.3%	10.8%	10.8%

Shareholders’ equity	$14.6	$14.3	$15.9	$15.4	$15.2	$0.3	$(0.6)
less: Preferred equity	(0.8)	(0.8)	(1.3)	(1.3)	(1.3)	-	0.5
Disallowed DTA	(0.4)	(0.4)	(0.5)	(1.3)	(1.4)	-	1.0
Certain AOCI items and other adjustments	-	0.1	-	(0.2)	(0.1)	(0.1)	0.1
Common Equity Tier 1 capital (2)	$13.4	$13.2	$14.2	$12.6	$12.4	$0.2	$1.0

Common Equity Tier 1 capital	$13.4	$13.2	$14.2	$12.6	$12.4	$0.2	$1.0
add: Preferred equity	0.7	0.7	1.1	1.3	1.3	-	(0.6)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.6)	(0.7)	(0.7)	-	-	0.1	(0.6)
Tier 1 capital	$16.1	$15.7	$17.1	$16.4	$16.2	$0.4	$(0.1)

Tier 1 capital	$16.1	$15.7	$17.1	$16.4	$16.2	$0.4	$(0.1)
add: Qualifying subordinated debt and redeemable preferred stock	0.3	0.3	0.4	0.2	0.2	-	0.1
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.0	0.9	0.9	0.7	0.8	0.1	0.2
Total capital	$17.3	$16.9	$18.4	$17.3	$17.3	$0.4	$-

Total shareholders' equity	$14.6	$14.3	$15.9	$15.4	$15.2	$0.3	$(0.6)
less: Preferred equity	(0.8)	(0.8)	(1.3)	(1.3)	(1.3)	-	0.5
Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible common equity (3)	$13.8	$13.5	$14.7	$14.1	$13.9	$0.3	$(0.1)

Total assets	$156.1	$156.5	$153.5	$151.8	$149.2	$(0.4)	$6.9
less: Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible assets	$156.1	$156.4	$153.5	$151.8	$149.2	$(0.3)	$6.9

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital; all data prior to that date is based on Basel I rules.

(2) Tier 1 Common and Common Equity Tier 1 are non-GAAP financial measures. We define Tier 1 Common and Common Equity Tier 1 as Tier 1 capital less non-common elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 Common ratio and Common Equity Tier 1 ratio, in addition to other capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Ally believes the Tier 1 Common ratio and Common Equity Tier 1 ratio are important because analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(3) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

3Q 2015 Preliminary Results	16

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	9/30/2015		6/30/2015		9/30/2014
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$2.5	$2.4	$2.6	$2.8	$2.9	$2.2
Highly liquid securities (3)	1.8	6.6	1.4	6.9	2.7	6.1
Current committed unused capacity	1.3	0.2	1.1	0.2	4.5	0.5
Subtotal	$5.6	$9.2	$5.1	$9.9	$10.1	$8.8
Ally Bank intercompany loan (4)	-	-	-	-	1.3	(1.3)
Total Current Available Liquidity	$5.6	$9.2	$5.1	$9.9	$11.4	$7.5

Unsecured Long-Term Debt Maturity Profile	2015	2016	2017	2018	2019	2020 and After
Consolidated remaining maturities (5)	$0.0	$1.9	$4.4	$3.0	$1.6	$9.7

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes OID

3Q 2015 Preliminary Results	17

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Retail Auto Loan	$62,115	$60,436	$58,373	$58,544	$59,275	$1,679	$2,840
Auto Lease (net of dep)	17,519	18,520	19,405	19,479	19,114	(1,001)	(1,595)
Commercial Auto	31,726	32,547	32,429	33,218	31,367	(821)	359
Corporate Finance	2,309	2,114	1,995	1,864	1,721	195	588
Mortgage	9,564	8,363	8,006	7,670	7,728	1,201	1,836
Cash, Securities and Other	21,413	21,087	20,300	19,733	20,050	326	1,363
Total Earning Assets	$144,646	$143,067	$140,508	$140,508	$139,255	$1,579	$5,391

Interest Revenue	$1,567	$1,517	$1,457	$1,469	$1,554	$50	$13

LT Unsecured Debt	$21,013	$22,701	$22,969	$24,602	$24,586	$(1,688)	$(3,573)
Secured Debt	42,193	42,230	40,608	41,311	41,528	(37)	665
Deposits	62,901	61,323	59,464	57,400	56,376	1,578	6,525
Other Borrowings (2)	11,889	9,011	9,216	9,595	9,171	2,878	2,718
Total Funding Sources (1)	$137,996	$135,265	$132,257	$132,908	$131,661	$2,731	$6,335

Interest Expense	$593	$597	$602	$636	$624	$(4)	$(31)

Net Financing Revenue (3)	$974	$920	$855	$833	$930	$54	$44

Net Interest Margin (yield details)
Retail Auto Loan	5.2%	5.3%	5.3%	5.2%	5.2%
Auto Lease (net of dep)	6.8%	6.4%	5.7%	5.5%	7.3%
Commercial Auto	2.9%	2.9%	3.0%	3.0%	3.1%
Corporate Finance	6.2%	6.6%	6.9%	6.4%	6.5%
Mortgage	3.4%	3.4%	3.5%	3.4%	3.4%
Cash, Securities and Other	1.8%	1.7%	1.7%	1.7%	1.8%
Total Earning Assets	4.3%	4.3%	4.2%	4.1%	4.4%

LT Unsecured Debt	4.9%	5.0%	5.2%	5.3%	5.2%
Secured Debt	1.2%	1.2%	1.2%	1.2%	1.2%
Deposits	1.1%	1.2%	1.2%	1.2%	1.2%
Other Borrowings (2)	0.8%	0.7%	0.7%	0.7%	0.7%
Total Funding Sources (1)	1.7%	1.8%	1.9%	1.9%	1.9%

NIM (1)	2.7%	2.6%	2.5%	2.4%	2.7%

Key Deposit Statistics
Average retail CD maturity (months)	32.0	32.1	31.6	31.6	31.3	(0.1)	0.7
Average retail deposit rate	1.14%	1.15%	1.17%	1.16%	1.16%

Ally Financial Deposits Levels
Ally Bank retail	$53,501	$51,750	$50,633	$47,954	$46,718	$1,751	$6,783
Ally Bank brokered	10,201	9,861	9,853	9,885	9,692	339	508
Other	339	336	389	384	441	4	(102)
Total deposits	$64,041	$61,947	$60,875	$58,222	$56,851	$2,094	$7,190

Ally Bank Deposit Mix
Retail CD	34.0%	36.3%	37.9%	40.1%	41.4%
MMA/OSA/Checking	50.0%	47.7%	45.8%	42.8%	41.5%
Brokered	16.0%	16.0%	16.3%	17.1%	17.2%

(1) Excludes OID

(2) Includes Demand Notes, FHLB and Repurchase Agreements

(3) Excludes dividend income from equity investments

3Q 2015 Preliminary Results	18

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Loan Value	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14
Gross carry value	$9.8	$9.2	$7.7	$7.5	$7.6
Net carry value	$9.7	$9.1	$7.5	$7.3	$7.3

Estimated Pool Characteristics
Ongoing (post 1/1/2009)	64.4%	60.7%	50.9%	46.9%	38.7%
Legacy (pre 1/1/2009)	35.6%	39.3%	49.1%	53.1%	61.3%
% Second lien	6.8%	7.7%	9.8%	10.5%	10.8%
% Interest only	7.3%	9.1%	11.1%	12.5%	13.4%
% 30+ Day delinquent (1)	2.1%	2.2%	2.8%	3.0%	3.8%
% Low/No documentation	8.0%	8.8%	11.1%	12.1%	14.3%
% Non-primary residence	4.8%	4.9%	3.8%	3.7%	3.8%
Refreshed FICO	753	751	748	734	726
Wtd. Avg. LTV/CLTV (2)	66.5%	67.7%	68.6%	71.5%	73.1%
Higher risk geographies (3)	43.0%	42.7%	41.5%	41.1%	40.5%

(1) 3Q14 delinquency rates temporarily impacted by sub-servicing transfer

(2) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

(3) Includes CA, FL, MI and AZ

3Q 2015 Preliminary Results	19

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Impact of Discontinued Operations (1)	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Auto Finance	$(4)	$(4)	$454	$23	$29	$(0)	$(33)
Insurance	-	3	-	0	6	(3)	(6)
Corporate and Other	2	14	6	6	16	(13)	(14)
Consolidated pretax income	$(2)	$14	$460	$29	$51	$(16)	$(53)
Tax expense (benefit)	4	(0)	63	2	(78)	4	82
Consolidated net income	$(5)	$13	$397	$26	$130	$(18)	$(135)

Assets of discontinued operations held-for-sale	$-	$-	$-	$634	$603	$-	$(603)

(1) Disc ops activity reflects several actions including divestitures of international businesses and other mortgage related charges in addition to certain discrete tax items

3Q 2015 Preliminary Results	20

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Net income (loss)	$268	$182	$576	$177	$423	$86	$(155)
less: Preferred stock dividends	38	1,251	67	68	67	(1,213)	(29)
Net income (loss) available to common shareholders	$230	$(1,069)	$509	$109	$356	$1,299	$(126)

Weighted-average shares outstanding - basic (1)	483,073	482,847	482,248	481,861	481,611	226	1,462

Weighted-average shares outstanding - diluted (1)(2)	484,399	483,687	482,782	483,091	482,506	712	1,893

Net income (loss) per share - basic (1)	$0.48	$(2.22)	$1.06	$0.23	$0.74	$(3.28)	$2.76

Net income (loss) per share - diluted (1)(2)	$0.47	$(2.22)	$1.06	$0.23	$0.74	$2.69	$(0.27)

Adjusted Tangible Book Value(3) ($ billions)
GAAP shareholder's equity	$14.6	$14.3	$15.9	$15.4	$15.2	$0.3	$(0.6)
Preferred equity and goodwill	(0.8)	(0.8)	(1.3)	(1.3)	(1.3)	-	0.4
Tangible common equity	13.8	13.5	14.7	14.1	13.9	0.3	(0.1)
Tax-effected bond OID (4)	(0.9)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.0
Series G discount	(1.2)	(1.2)	(2.3)	(2.3)	(2.3)	-	1.2
Adjusted tangible book value	$11.7	$11.4	$11.4	$10.9	$10.6	$0.3	$1.1

Adjusted Tangible Book Value Per Share(3)
GAAP shareholder's equity	$30.3	$29.7	$33.1	$32.1	$31.7	$0.6	$(1.4)
Preferred equity and goodwill	(1.7)	(1.7)	(2.7)	(2.7)	(2.7)	(0.0)	0.9
Tangible common equity	28.6	27.9	30.4	29.4	29.0	0.6	(0.4)
Tax-effected bond OID (4)	(1.8)	(1.8)	(1.8)	(1.9)	(1.9)	0.0	0.1
Series G discount	(2.4)	(2.4)	(4.9)	(4.9)	(4.9)	(0.0)	2.5
Adjusted tangible book value per share	$24.3	$23.7	$23.7	$22.7	$22.2	$0.6	$2.1

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the three months ended June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(3) Represents a non-GAAP Financial measure

(4) Assumes 34% tax rate

3Q 2015 Preliminary Results	21

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Core ROTCE Calculation	3Q 15	2Q 15	1Q 15	4Q 14	3Q 14	2Q 15	3Q 14
Pre-tax income (loss) from continuing operations	$417	$263	$282	$187	$420	$154	$(3)
add: Core original issue discount expense	11	18	17	42	47	(6)	(35)
Repositioning items	2	154	190	167	-	(152)	2
Core pre-tax income (ex. repositioning)	$431	$435	$490	$396	$467	$(4)	$(36)
Normalized income tax expense at 34%	146	148	166	135	159	(1)	(12)
Core net income	284	287	323	262	308	(3)	(24)
Preferred dividends (Series A & G)	38	58	67	68	67	(20)	(29)
Operating net income available to common shareholders (1)	$246	$229	$256	$194	$241	$18	$6

Tangible common equity (2)	$13,606	$14,053	$14,384	$14,012	$13,752	$(447)	$(146)
less: Unamortized core original issue discount	1,322	1,333	1,345	1,369	1,411	(12)	(90)
Net deferred tax asset	1,540	1,632	1,720	1,797	1,806	(92)	(266)
Normalized common equity (1)(3)	$10,745	$11,087	$11,319	$10,846	$10,534	$(342)	$210

Core ROTCE (1)	9.2%	8.2%	9.1%	7.1%	9.1%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$674	$724	$695	$672	$742	$(50)	$(68)
less: Rep and warrant expense	(3)	(9)	-	(11)	-	6	(3)
Insurance expense	209	267	202	203	243	(58)	(34)
Repositioning items	2	4	-	19	-	(2)	2
Numerator	$465	$462	$493	$461	$499	$4	$(33)

Total net revenue	$1,302	$1,127	$1,093	$1,014	$1,264	$175	$38
add: Original issue discount	11	18	17	42	47	(6)	(35)
Repositioning	-	150	190	148	-	(150)	-
less: Insurance revenue	249	282	280	289	303	(33)	(54)
Denominator	$1,064	$1,013	$1,021	$916	$1,008	$52	$57

Adjusted Efficiency Ratio (1)	44%	46%	48%	50%	49%

Noninterest Expense
Compensation and benefits	$235	$236	$255	$237	$241	$(1)	$(6)
Technology and communications	65	64	69	79	77	1	(12)
Professional services	24	25	20	26	21	(1)	3
Servicing expenses (4)	51	50	48	52	54	0	(4)
Advertising and marketing	26	23	31	30	27	3	(1)
Other controllable expenses (5)	50	50	47	52	50	0	1
Controllable Expense	$449	$448	$469	$478	$469	$1	$(20)
Other Noninterest Expense	222	272	226	176	273	(50)	(50)
Total Noninterest Expense (ex. repositioning)	$672	$720	$695	$653	$742	$(48)	$(70)
Repositioning expenses	2	4	-	19	-	(2)	2
Total Noninterest Expense	$674	$724	$695	$672	$742	$(50)	$(68)

(1) Represents a non-GAAP financial measure

(2) See page 16 for details

(3) Normalized common equity calculated using 2 period average

(4) Includes lease and loan administration expenses and vehicle remarketing and repossession expenses

(5) Includes occupancy and premises and equipment depreciation

3Q 2015 Preliminary Results	22